UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

TRANSBIOTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 N. Tustin Ave., Suite 225 Santa Ana, CA 92705 (Address of principal executive offices) (zip code)

(949) 285-9454 (Registrant’s telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2019, we entered into an Employment Agreement with Mr. Kevin Moore to serve as our Chief Executive Officer (the “Moore Agreement”). Under the terms of the Moore Agreement, Mr. Moore will serve as our Chief Executive Officer until October 24, 2022, unless either (i) the transaction that is the subject of that certain Asset Purchase Agreement with IDTEC, LLC, a Colorado limited liability company (the “IDTEC Transaction”), has not closed by January 31, 2020, in which case Mr. Moore’s employment will terminate immediately, or (ii) he is terminated pursuant to the other termination provisions set forth in the Moore Agreement. Under the terms of the Moore Agreement, Mr. Moore will perform services for us that are customary and usual for a chief executive officer of a company, in exchange for: (i) 800,000 shares of our common stock per month until the IDTEC Transaction closes, (ii) thereafter, an annual base salary of $213,000, (iii) sales bonuses based on the Company’s sales, and (iv) an incentive stock options under our 2019 Equity Compensation Plan to acquire 35,200,000 shares of our common stock, at an exercise price of $0.00792, which is equal to 110% of the fair market value of our common stock on October 25, 2019, with the stock options to vest in 36 equal monthly installments of 977,777 shares during the three-year term of the Moore Agreement. The stock options have a ten year term. We will be issuing Mr. Moore a stock option agreement for the options he was issued under the Moore Agreement.

On October 25, 2019, we entered into an Employment Agreement with Mr. David Gandini to serve as our Chief Revenue Officer (the “Gandini Agreement”). Under the terms of the Gandini Agreement, Mr. Gandini will serve as our Chief Revenue Officer until October 24, 2022, unless either (i) the transaction that is the subject of that certain Asset Purchase Agreement with IDTEC, LLC, a Colorado limited liability company (the “IDTEC Transaction”), has not closed by January 31, 2020, in which case Mr. Gandini’s employment will terminate immediately, or (ii) he is terminated pursuant to the other termination provisions set forth in the Gandini Agreement. Under the terms of the Gandini Agreement, Mr. Gandini will perform services for us that are customary and usual for a chief revenue officer of a company, in exchange for: (i) an annual base salary of $185,000, (ii) sales bonuses based on the Company’s sales, (iii) an incentive stock options under our 2019 Equity Compensation Plan to acquire 24,000,000 shares of our common stock, at an exercise price of $0.00792, which is equal to 110% of the fair market value of our common stock on October 25, 2019, with the stock options to vest in 36 equal monthly installments of 666,666 shares during the three-year term of the Gandini Agreement, and (iv) an aggregate of 8,000,000 additional option shares (the “Pre-Vesting Option Shares”) shall vest as follows: 6,666,600 Pre-Vesting Option Shares representing the monthly vesting option shares for the ten months ended October 31, 2019, shall vest on November 1, 2019; and (ii) the remaining 1,333,400 Pre-Vesting Option Shares representing the monthly vesting option shares for the two months ended December 31, 2019 shall vest on January 1, 2020. The stock options have a ten year term. We will be issuing Mr. Gandini a stock option agreement for the options he was issued under the Gandini Agreement.

The foregoing description of the key terms of the above-agreements is qualified in its entirety by the full text of the related documents, which are filed as Exhibit 10.1 – 10.2 to this report and incorporated by reference into this Item 1.01.

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SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As noted in Item 1.01, pursuant to the Moore Agreement, we agreed (i) to issue Moore 800,000 shares of common stock, restricted in accordance with Rule 144, per month until we close the IDTEC Transaction, but no later than January 31, 2020 (the “Moore Shares”) and (ii) to issue Moore an option to acquire up to 32,200,000 shares of our common stock (the “Moore Options”). The issuance of the Moore Shares and the Moore Options was under our 2019 Equity Incentive Plan and was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Moore has been working with us in a consulting capacity for a number of months, is a sophisticated investor and familiar with our operations.

As noted in Item 1.01, pursuant to the Gandini Agreement, we issued Gandini an option to acquire up to 32,000,000 shares of our common stock. The issuance of the stock option was under our 2019 Equity Incentive Plan and was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Gandini has been working with us in a consulting capacity for a number of months, is a sophisticated investor and familiar with our operations.

On October 25, 2019, we issued Charles Bennington, one of our officers and directors, an option to acquire 800,000 shares of our common stock under our 2019 Equity Incentive Plan. The stock option has an exercise price of $0.00792, which is equal to 110% of the fair market value of our common stock on October 25, 2019, with option vesting quarterly over a one year period commencing January 1, 2020. The stock option has a five year term. The issuance of the stock option was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Mr. Bennington is one of our officers and directors, is a sophisticated investor and familiar with our operations.

On October 25, 2019, we issued Nick Noceti, our Chief Financial Officer, an option to acquire 800,000 shares of our common stock under our 2019 Equity Incentive Plan. The stock option has an exercise price of $0.00792, which is equal to 110% of the fair market value of our common stock on October 25, 2019, with option vesting quarterly over a two year period commencing January 1, 2020. The stock option has a five year term. The issuance of the stock option was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Mr. Noceti is our Chief Financial Officer, is a sophisticated investor and familiar with our operations.

On October 25, 2019, we issued Gary Graham, now one of directors, an option to acquire 800,000 shares of our common stock under our 2019 Equity Incentive Plan. The stock option has an exercise price of $0.00792, which is equal to 110% of the fair market value of our common stock on October 25, 2019, with option vesting quarterly over a one year period commencing January 1, 2020. The stock option has a five year term. The issuance of the stock option was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Mr. Graham had been consulting with us for more than one year at the time of grant, is a sophisticated investor and familiar with our operations.

On October 25, 2019, we issued stock options to acquire an aggregate of 6,400,000 shares of our common stock to four non-affiliated individuals and entities that have been working with us over the last year. The stock options were issued under our 2019 Equity Incentive Plan at an exercise price of $0.00792, which is equal to 110% of the fair market value of our common stock on October 25, 2019, with the options vesting quarterly over a two year period commencing January 1, 2020. The stock options have either a two year or five year term. The issuance of the stock option was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact the individuals and entities have been consulting with us for months, are sophisticated investors and familiar with our operations.

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SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On October 17, 2019 and October 28, 2019, Daljit Khangura and Devadatt Mishal, respectively, submitted their resignations from our Board of Directors. According to their resignation letters, there are no disagreements with either Mr. Khangura or Dr. Mishal required to be disclosed under this Item. We will provide Mr. Khangura and Dr. Mishal with a copy of this disclosure in Item 5.02, and provide them with the opportunity to furnish us as promptly as possible with a letter addressed to us stating whether they agree with the statements made by us in this Item 5.02 and, if not, stating the respects in which either does not agree. In the event either Mr. Khangura or Dr. Mishal supplies us with such a letter we will, if required, file such letter as an exhibit to an amended Form 8-K.

(b) On October 25, 2019, Charles Bennington submitted his resignation as our Chief Executive Officer, effective with the appointment of his replacement. Mr. Bennington is continuing on as our President (our principal executive officer), our Secretary, and as a member of our Board of Directors. According to Mr. Bennington’s resignation letter, there are no disagreements with Mr. Bennington required to be disclosed under this Item. We will provide Mr. Bennington with a copy of this disclosure in Item 5.02, and provide Mr. Bennington with the opportunity to furnish us as promptly as possible with a letter addressed to us stating whether he agrees with the statements made by us in response to this Item 5.02 and, if not, stating the respects in which he does not agree. In the event Mr. Bennington supplies us with such a letter we will, if required, file such letter as an exhibit to an amended Form 8-K.

(c) On October 25, 2019, our Board of Directors appointed Kevin Moore as our Chief Executive Officer. Mr. Moore will serve in this capacity until his term is complete (or extended) or a termination event occurs under the terms of the Moore Agreement.

Kevin Moore has served as our Chief Executive Officer since October 2019. Prior to his appointment as our Chief Executive Officer, Mr. Moore has been a private investor. From 2017 to 2019, Mr. Moore was the President of Moore Holdings, Inc. and Managing Member of Vans Silver Peaks, LLC. From 2014 to 2017, Mr. Moore was the Managing Member Vans Equipment Denver LLC, Managing Member Vans Equipment South LLC, Managing Member Vans Silver Peaks LLC and President Moore Holdings, Inc. The Vans equipment companies are heavy equipment sale and rental companies, which initially started as a "greenfield" project during the Great Recession and grew to a very successful multi-location business serving the Colorado region. Prior to 2014, Mr. Moore was the President of Moore Holdings, Inc. and Managing Member of Vans Silver Peaks, LLC. Prior to joining Van’s Equipment Company, Mr. Moore was the Chief Executive Officer and owner of Summit Quality, an international quality management and sales organization which secured over $50 million year in revenue for its clients. Prior to that endeavor, Mr. Moore was the Chief Executive Officer and owner Automotive Testing Technologies. While in this position, he lead a team that quadrupled testing revenue in four years, then successfully sold the business to a competitor. Mr. Moore is currently an active business and real estate investor through Moore Holdings Incorporated.

Mr. Moore serves on the Board of Directors for SOBRSafe, Four Seasons Golf, RDM Holdings and the Shining Stars Foundation. He also participates in the University of Colorado MBA mentorship program and established the Shining Stars Young Adult mentorship program that supports young adults’ social and professional aspirations in a positive manner.

In October 2019, when Mr. Moore was appointed as our Chief Executive Officer, he was granted an incentive stock option under our 2019 Equity Compensation Plan to acquire 35,200,000 shares of our common stock, at an exercise price of $0.00792, which is equal to 110% of the fair market value of our common stock on October 25, 2019, with the stock options to vest in 36 equal monthly installments of 977,777 shares during the three-year term of the Mr. Moore’s Employment Agreement.

(d) On October 25, 2019, our Board of Directors appointed David Gandini as our Chief Revenue Officer. Mr. Gandini will serve in this capacity until his term is complete (or extended) or a termination event occurs under the terms of the Gandini Agreement.

David Gandini has served as our Chief Revenue Officer since October 2019. Prior to his appointment as our Chief Executive Officer, Mr. Gandini has been consulting regarding our business development since December 2018. Since September 2018, Mr. Gandini has also been a managing partner with First Capital Advisory Services, where he is responsible for capital creation, new business acquisition, business strategy and development and partnerships revenue generation. From 2014 to August 2017, Mr. Gandini was President of Alchemy Plastics, Inc., Englewood Colorado where he was responsible for US manufacturing, sales and strategic partnerships. From 2001 until 2014, when the company was acquired, Mr. Gandini served as the President of IPS Denver, a bank card personalization and packaging entity where he managed the company and market transformations to become a leader in the U.S. secured gift market space with revenues of $46M. Prior to his engagement at IPS, Mr. Gandini was the Chief Operations Officer at First World Communications, a major U.S. internet and Data Center provider and participated in its successful IPO in 2000 raising over $200M. Previously, Mr. Gandini founded Pace Network Services providing carrier SS7 signaling to U.S. long distance providers and facilitated a successful exit to ICG Communications on the heels of co-founding Detroit based Digital Signal in the fiber optic long haul market sector where me managed a successful exit to SP Telecom.

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Mr. Gandini graduated Michigan State University with a degree in Telecommunications. He was a scholarship NCAA Division Hockey athlete, was a member of the US Junior National Team and a US Junior All American.

In October 2019, when Mr. Gandini was appointed as our Chief Revenue Officer, he was granted an incentive stock option under our 2019 Equity Compensation Plan to acquire 32,000,000 shares of our common stock, at an exercise price of $0.00792, which is equal to 110% of the fair market value of our common stock on October 25, 2019, with 24,000,000 of the stock options to vest in 36 equal monthly installments of 977,777 shares during the three-year term of the Mr. Gandini’s Employment Agreement., and the additional 8,000,000 option shares (the “Pre-Vesting Option Shares”) vesting as follows: 6,666,600 Pre-Vesting Option Shares representing the monthly vesting option shares for the ten months ended October 31, 2019, shall vest on November 1, 2019; and (ii) the remaining 1,333,400 Pre-Vesting Option Shares representing the monthly vesting option shares for the two months ended December 31, 2019 shall vest on January 1, 2020. In addition, Mr. Gandini has an Independent Contractor Agreement with IDTEC, LLC that entitles him 1,000,000 shares of our common stock when the IDTEC Transaction closes. These shares are being transferred to him has part of the 12,000,000 shares IDTEC, LLC will receive if the IDTEC Transaction closes and are calculated after giving effect to the reverse stock split contemplated as part of the IDTEC Transaction.

(e) On November 7, 2019, our Board of Directors appointed Gary Graham to our Board of Directors. Mr. Graham will serve in this capacity until the next meeting of stockholders or until his successor has been duly elected and qualified, or until the earlier of his death, resignation or removal.

Gary Graham has served as a member of our Board of Directors since November 2019. Mr. Graham is currently the Executive Managing Director of First Capital Ventures, a consulting and investment firm he founded in 2005. First Capital Ventures collaborates with entrepreneurs, investors, private equity groups, venture capital funds and investment banking firms to restructure, finance and revitalize high potential, under-performing startup and re-start companies. Mr. Graham has served as Chairman, Director and Interim Chief Executive Officer of several private and public corporations.

In October 2019, Mr. Graham was granted an incentive stock option under our 2019 Equity Compensation Plan to acquire 800,000 shares of our common stock, at an exercise price of $0.00792, which is equal to 110% of the fair market value of our common stock on October 25, 2019, with option vesting quarterly over a two year period commencing January 1, 2020. Mr. Graham received the stock option for contract business advisory services he has been providing to us.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Our Board of Directors approved Amended and Restated Bylaws for the Company on October 25, 2019. The Amended and Restated Bylaws replaced our original Bylaws from 2007 when we were named Imagine Media, Ltd., which had become outdated. Our Amended and Restated Bylaws became effective on October 25, 2019 and are filed as Exhibit 3.1 to this Current Report on Form 8-K.

SECTION 7- Regulation FD

Item 7.01 Regulation FD Disclosure.

On November 15, 2019, we issued a press release announcing the appointment of Kevin Moore and David Gandini as executive officers and Gary Graham to our Board of Directors. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SECTION 8 – Other Events

Item 8.01 Other Events

As set forth in our Information Statement dated September 25, 2019, and mailed to our shareholders on October 3, 2019, on September 9, 2019 shareholders representing a majority of our outstanding common stock and voting rights approved the TransBiotec, Inc. 2019 Equity Incentive Plan, attached hereto as Exhibit 10.1. This Plan went effective on October 24, 2019 and allows our Board of Directors to issue stock grants, stock options and other equity incentive awards to our officers, directors, employees and consultants.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1	Amended and Restated Bylaws

10.1	TransBiotec, Inc. 2019 Equity Incentive Plan

10.2	Employment Agreement with Kevin Moore dated October 25, 2019

10.3	Employment Agreement with David Gandini dated October 25, 2019

99.1	Press Release dated November 15, 2019, regarding the appointment of Kevin Moore and David Gandini as executive officers and Gary Graham to our Board of Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransBiotec, Inc.
a Delaware corporation

Dated: November 18, 2019	By:	/s/ Charles Bennington
Charles Bennington
	Its:	President

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